EXHIBIT 10.4

INDEMNITY AGREEMENT

This Indemnity Agreement (this “Agreement”) is made and entered into as of August 29, 2014, by and among NN, Inc., a Delaware corporation (“Buyer”) and all of the shareholders as set forth on the signature page hereto (the “Shareholders”) of Autocam Corporation, Inc., a Michigan corporation (the “Company”). Buyer and the Shareholders are each referred to herein as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, the Shareholders own 100% of the capital stock of the Company;

WHEREAS, Company and Buyer are parties to that certain Merger Agreement, dated as of July 18, 2014, pursuant to which Company has agreed to merge with a wholly owned subsidiary of the Buyer; and

WHEREAS, it is a condition precedent to Closing under the Merger Agreement that the Parties enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

EFFECTIVE DATE; DEFINED TERMS

Section 1.1. Effective Date. Notwithstanding anything in this Agreement to the contrary, the Parties acknowledge and agree that all of the obligations of each Party hereunder shall not be effective or otherwise binding on such Party unless and until the Closing under the Merger Agreement occurs. In the event that the Merger Agreement is terminated prior to the Closing, this Agreement shall immediately terminate and be of no further force or effect upon the termination of the Merger Agreement, without further action by any Party.

Section 1.2. Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

ARTICLE II

INDEMNIFICATION AND WAIVER

Section 2.1. Indemnification.

(a) After the Closing, if Losses indemnifiable by the Shareholders pursuant to Article VIII of the Merger Agreement exceed the then-current balance of the Escrow Fund (valued at the Agreed Stock Value for each Kennedy Share held therein), each Shareholder, severally, and not jointly, in proportion to their Pro-Rata Share, agrees to indemnify and hold harmless the Buyer Indemnified Parties for such excess Losses in accordance with Section 8.05(a) of the Merger Agreement and subject to the limitations set forth in Article VIII of the Merger Agreement.

(b) To the extent Losses indemnifiable by the Shareholders pursuant to Article VIII of the Merger Agreement exceed the then-current balance of the Escrow Fund (valued at the Agreed Stock Value for each Kennedy Share held therein), the Buyer Indemnified Party will deliver a Claims Notice to the Shareholder Representatives, on behalf of the Shareholders, promptly upon its discovery of any matter for which the Shareholders may be liable to the Buyer Indemnified Party under the Merger Agreement that does not involve a Third Party Claim, which Claims Notice shall (i) describe such claim in reasonable detail and state the amount or estimated amount of Losses, (ii) state that the Buyer Indemnified Party has paid or properly accrued Losses or anticipates in good faith that it will incur liability for Losses for which such Buyer Indemnified Party is entitled to indemnification pursuant to the Merger Agreement and (iii) if paid or accrued, state the date such item was paid or accrued. The Buyer Indemnified Party shall reasonably cooperate and assist the Shareholders in determining the validity of any claim for indemnity by the Buyer Indemnified Party and in otherwise resolving such matters. Such assistance and cooperation shall include providing reasonable access to and copies of information, records and documents relating to such matters, furnishing employees to assist in the investigation, defense and resolution of such matters and providing legal and business assistance with respect to such matters. The Party requesting assistance shall pay the reasonable, out-of-pocket expenses of all Persons providing such assistance.

(c) Upon the agreement by the Shareholder Representatives and the Buyer Indemnified Party or as finally determined by a court of competent jurisdiction (a “Judgment”) in respect of any Claims Notice, if Losses indemnifiable by the Shareholders pursuant to the Merger Agreement exceed the then-current balance of the Escrow Fund (valued at the Agreed Stock Value for each Kennedy Share held therein), each Shareholder shall pay to Buyer his or its Pro Rata Share of such excess Losses payable in accordance with such agreement or such Judgment, subject to the limitations set forth in Article VIII of the Merger Agreement, and pursuant to Section 8.08 of the Merger Agreement. Nothing in the Agreement shall require the Buyer to provide a Claims Notice or request indemnification from any specific Shareholder or all Shareholders with respect to a specific Claims Notice.

(d) In the event that Buyer claims indemnification under the Merger Agreement and this Section 2.1 relating to a Third Party Claim, the Parties shall apply the procedures set forth in Section 8.06 of the Merger Agreement.

(e) Notwithstanding anything to the contrary in this Agreement or the Merger Agreement, in the event any Losses payable to a Buyer Indemnified Party pursuant to Article VIII of the Merger Agreement exceed the then-current balance of the Escrow Fund (valued at the Agreed Stock Value for each Kennedy Share held therein), Kennedy shall have the right, in his sole discretion, to satisfy his Pro-Rata Share of any such Losses by transferring to the Buyer Indemnified Party ownership of such portion of the Kennedy Shares (valued at the Agreed Stock Value for each Kennedy Share) equal in value to his Pro-Rata Share of any such Losses. Kennedy and the Buyer will promptly provide the necessary instructions to the Buyer’s transfer agent for the transfer of such Kennedy Shares.

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Section 2.2. Waiver and Existing Shareholder Agreement. The undersigned Shareholders each hereby waive all rights under and with respect to the Existing Shareholder Agreement and agree that as of the Closing Date, the Existing Shareholder Agreement shall be terminated and be of no further force and effect.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS AND BUYER

Each Shareholder hereby represents and warrants to Buyer, and Buyer hereby represents and warrants to each Shareholder, as follows:

Section 3.1. Organization and Authority; Binding Obligations. Such Party, if an entity, is a company duly organized and validly existing under the laws of its jurisdiction of formation. Such Party has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Party and, assuming this Agreement constitutes the valid and binding obligations of the other Parties hereto, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforceability of remedies, to limitations imposed by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity.

Section 3.2. Non-Contravention; Consents. Neither the execution and delivery by such Party of this Agreement, nor the performance by such Party of its obligations hereunder conflicts with or will result in a breach of the organizational documents of such Party, if an entity, or of any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which it is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument. All corporate or similar company action required to authorize the execution, delivery and performance of this Agreement by such Party have been duly obtained and are in full force and effect.

Section 3.3. Certain Actions and Proceedings. There are no pending or, to such Party’s knowledge, threatened actions, suits or proceedings against such Party or affecting it or its properties before or by any court or administrative agency which, if adversely determined, would adversely affect its ability to perform its obligations under this Agreement.

ARTICLE IV

MISCELLANEOUS

Section 4.1. Entire Agreement. Except for the provisions of the Merger Agreement and the Escrow Agreement, this Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof. Nothing herein shall be deemed to supersede, amend or modify the Merger Agreement or Escrow Agreement.

Section 4.2. Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each Party.

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Section 4.3. Assignment; Successors and Assigns. This Agreement may not be assigned by any Party without the prior written consent of the other Party, and any attempt to do so will be void. This Agreement is binding upon, inures to the benefit of and is enforceable by the Parties and their respective successors and assigns.

Section 4.4. Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

Section 4.5. Invalid Provisions. If any provision of this Agreement other than Section 1.1 is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any Party under this Agreement will not be materially and adversely affected thereby and such provision will be fully severable, this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

Section 4.6. Counterparts; Facsimile/PDF. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This Agreement, and any amendments hereto or, to the extent signed and delivered by means of a facsimile machine or electronic transmission in portable document format (pdf), shall be treated in all manner and respects as an original and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re-execute original forms thereof and deliver them to the other Party.

Section 4.7. Governing Law; Venue and Jurisdiction.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

(b) All actions or proceedings arising in connection with this Agreement shall be tried and litigated exclusively the Court of Chancery of the state of Delaware (unless the Court of Chancery of the state of Delaware declines to accept jurisdiction over a particular matter, in which case any state or federal court in the state of Delaware). The aforementioned choice of venue is intended by the Parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the Parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this paragraph. Each Party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the Court of Chancery of the state of Delaware (unless the Court of Chancery of the state of Delaware declines to accept jurisdiction over a particular matter, in which case any state or federal court in the state of Delaware) shall have in personam jurisdiction over each of them for the purpose of litigating any such dispute, controversy or proceeding. Each Party

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hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of such Party in the negotiation, administration, performance and enforcement hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the duly authorized officer of each Party as of the date first written above.

NN, INC.

/s/ James H. Dorton
Name:	James H. Dorton
Title:	Senior Vice President of Corporate Development and Chief Financial Officer

Signature Page of NN, Inc. to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ John C. Kennedy
John C. Kennedy

Address:

Telephone Number:

Signature Page of John C. Kennedy to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

NEWPORT GLOBAL OPPORTUNITIES FUND, L.P.

By:	NEWPORT GLOBAL ADVISORS, L.P.

By:	/s/ Ryan Langdon
Ryan Langdon
	Its:	Sr. Managing Director

Address:

Telephone Number:

Signature Page of Newport Global to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ John R. Buchan
John R. Buchan

Address:

Telephone Number:

Signature Page of John R. Buchan to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ Eduardo Renner de Castilho
Eduardo Renner de Castilho

Address:

Telephone Number:

Signature Page of Eduardo Renner de Castilho to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ Michael J. Clay
Michael J. Clay

Address:

Telephone Number:

Signature Page of Michael J. Clay to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ Karl P. Cooper
Karl P. Cooper

Address:

Telephone Number:

Signature Page of Karl P. Cooper to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ Robert W. Fraser
Robert W. Fraser

Address:

Telephone Number:

Signature Page of Robert W. Fraser to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ Edward W. Hekman
Edward W. Hekman

Address:

Telephone Number:

Signature Page of Edward W. Hekman to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ Thomas K. O’Mara
Thomas K. O’Mara

Address:

Telephone Number:

Signature Page of Thomas K. O’Mara to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ Gregory L. Parker
Gregory L. Parker

Address:

Telephone Number:

Signature Page of Gregory L. Parker to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ Chris Qualters
Chris Qualters

Address:

Telephone Number:

Signature Page of Chris Qualters to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ Mark R. Scott
Mark R. Scott

Address:

Telephone Number:

Signature Page of Mark R. Scott to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ Brian L. Simon
Brian L. Simon

Address:

Telephone Number:

Signature Page of Brian L. Simon to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ Fabien Trincat
Fabien Trincat

Address:

Telephone Number:

Signature Page of Fabien Trincat to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ Mike VandeVusse
Mike VandeVusse

Address:

Telephone Number:

Signature Page of Mike VandeVusse to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ Warren A. Veltman
Warren A. Veltman

Address:

Telephone Number:

Signature Page of Warren A. Veltman to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ Paul Slagh
Rising Tide Capital, LLC
By:	Paul Slagh
Its Sole Manager

Address:

Telephone Number:

Signature Page of Paul Slagh to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ David P. Tomick
David P. Tomick Revocable Trust
By:	David P. Tomick
Its Sole Trustee

Address:

Telephone Number:

Signature Page of David P. Tomick to Indemnity Agreement

IN WITNESS WHEREOF the undersigned has executed this Agreement as a “Shareholder” as of the date first written above.

/s/ Michael Mainelli
Michael Mainelli Revocable Trust
By:	Michael Mainelli
Its Sole Trustee

Address:

Telephone Number:

Signature Page of Michael Mainelli to Indemnity Agreement